EXHIBIT 10.26

LEASE AGREEMENT BY AND BETWEEN NETSOL TECHNOLOGIES, LTD. AND ARGYLL BUSINESS CENTRES
LIMITED DATED APRIL 28, 2006.

OFFICE LICENCE AGREEMENT

1. THE LICENSEE

NAME: NETSOL TECHNOLOGIES LTD

ADDRESS: 183-189 THE VALE, ACTON, LONDO W3 7RW

2. THE OPERATOR

NAME: ARGYLL BUSINESS CENTRES LIMITED

ADDRESS: ROYAL ALBERT HOUSE, SHEET STREET, WINDSOR, SL4 1BE

3. THE OFFICES

BUILDING IN WHICH THE OFFICES ARE LOCATED: 53 DAVIES STREET, LONDON W1K 5JH

OFFICE NUMBER/REFERENCE: 17 AND 42

OR SUCH OTHER OFFICE ACCOMMODATION OF SIMILAR SIZE WITHIN THE BUILDING AS IS DESIGNATED BY THE OPERATOR IN SUBSTITUTION FROM TIME TO TIME

4. TERMS OF USE

COMMENCEMENT DATE: 28-Apr-06 INITIAL LICENCE PERIOD: 12 MONTHS

NOTICE PERIOD 3 MONTHS

MONTHLY LICENCE FEE (PLUS VAT): £3,700 +VAT PER MONTH
THE FINAL MONTH'S FEE TO BE INCREASED EVERY
12 MONTHS BY FIFTEEN PER CENT PER ANNUM

SERVICE RETAINER: £7,400

THIS AGREEMENT IS TO TAKE EFFECT AS A CONTRACTURAL LICENCE AND NONE OF THE TERMS CONTAINED HERIN SHALL HAVE THE EFFECT OF CREATING A LEASE OR TENANCY. THE OTHER TERMS AND CONDITIONS OF USE ARE SET OUT OVERLEAF AND THE USER HEREBY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD THEM. THIS AGREEMENT SHALL BE GOVERNED BY ENGLISH LAW

5. SIGNATURE AND DATE

SIGNED BY AN AUTHORISED SIGNATORY FOR AND BEHALF OF THE OPERATIOR

NAME (printed): (NAME ILLEGIBLE)

SIGNATURE: (/S/ SIGNATURE ILLEGIBLE)

SIGNED BY AN AUTHORISED SIGNATORY FOR AND ON BEHALF OF THE LICENSEE:

NAME: (printed): NAEEM GHAURI

SIGNATURE: /S/ NAEEM GHAURI

DATE OF THIS LICENCE AGREEMENT: